UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 30, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2007, providing for the issuance of Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-4)

                Lehman Mortgage Trust 2007-4
(Exact Name of Issuing Entity)
         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)
         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)
                Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue 13th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                              No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $656,527,384 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-A13, Class 2-A14, Class 2-A15, Class 2-A16, Class 2-A17, Class 2-A18, Class 2-A19, Class 2-A20, Class 3-A1, Class 3-A2, Class 3-A3, Class 4-A1, Class AP, Class AX, Class B1, Class B2, Class B3, Class B4 and Class R Certificates, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-4 on April 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 26, 2007, as supplemented by the Prospectus Supplement dated April 27, 2007 (collectively, the “Prospectus”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of April 1, 2007, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as trustee and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-A13, Class 2-A14, Class 2-A15, Class 2-A16, Class 2-A17, Class 2-A18, Class 2-A19, Class 2-A20, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-A7, Class 3-A8, Class 3-A9, Class 4-A1, Class AP, Class AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class P, Class R and Class LT-R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of five pools of fixed rate, conventional, fully amortizing and balloon, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $664,495,765 as of April 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

On April 30, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal or Notional Balance
Class 3-A4	$100,000(1)
Class 3-A5	$100,000(1)
Class 3-A6	$100,000(1)
Class 3-A7	$100,000(1)
Class 3-A8	$100,000(1)
Class 3-A9	$100,000(1)
Class B5	$2,656,000
Class B6	$2,988,000
Class B7	$2,324,380
Class P	N/A
Class LT-R	N/A

(1) Notional Amount

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Trust Agreement dated as of April 1, 2007, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trustee and Aurora Loan Services LLC, as Master Servicer.

4.2	Exchange Trust Agreement dated as of April 1, 2007, between Structured Asset Securities Corporation, as Depositor and Wells Fargo Bank, N.A., as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement dated as of April 1, 2007, among Lehman Brothers Holdings Inc., as seller, and Aurora Loan Services LLC, as Servicer and Master Servicer, and as acknowledged by Wells Fargo Bank, N.A., as Trustee.

99.3
Reconstituted Servicing Agreement dated as of April 1, 2007, by and between Lehman Brothers Holdings Inc., as seller and IndyMac Bank, F.S.B., as Servicer, and as acknowledged by Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, N.A., as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:  /s/ Michael Hitzmann
Name: Michael Hitzmann
Title: Senior Vice President

Dated: May 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Trust Agreement dated as of April 1, 2007, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trustee and Aurora Loan Services LLC, as Master Servicer.

4.2	Exchange Trust Agreement dated as of April 1, 2007, between Structured Asset Securities Corporation, as Depositor and Wells Fargo Bank, N.A., as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement dated as of April 1, 2007, among Lehman Brothers Holdings Inc., as seller, and Aurora Loan Services LLC, as Servicer and Master Servicer, and as acknowledged by Wells Fargo Bank, N.A., as Trustee.

99.3
Reconstituted Servicing Agreement dated as of April 1, 2007, by and between Lehman Brothers Holdings Inc., as seller and IndyMac Bank, F.S.B., as Servicer, and as acknowledged by Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, N.A., as Trustee.